UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2018

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-51470 (Commission File Number)	34-1940305 (IRS Employer Identification No.)

7555 Innovation Way Mason, OH (Address of principal executive offices)	45040 (Zip Code)

Registrant's telephone number, including area code: (513) 755-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

Effective February 23, 2018, AtriCure, Inc. (the “Company”) and Silicon Valley Bank (the “Bank”) entered into a Loan and Security Agreement which amends and restates the Company’s credit facility with the Bank.

The agreement provides for a $40,000 term loan, and $20,000 revolving line of credit with an option to increase the revolving line of credit by an additional $20,000. The Loan and Security Agreement credit facility has a five-year term, expiring February 2023. Principal payments of the term loan are to be made ratably commencing eighteen months after the inception of the loan through the loan’s maturity date. If the Company meets certain conditions, as specified by the agreement, the commencement of term loan principal payments may be deferred by an additional six months. The term loan accrues interest at the greater of the Prime Rate plus 3.75% or 8.25% and is subject to an additional 3.50% fee on the original $40,000 term loan principal amount at maturity. The revolving line of credit is subject to an annual facility fee of 0.33% of the revolving line of credit, and any borrowings bear interest at the greater of the Prime Rate and 4.50%. The Loan and Security Agreement also provides for certain prepayment and early termination fees, as well as establishes covenants related to sales growth, along with other customary terms and conditions similar to those in the Company’s current agreement with SVB.

The foregoing description of the Loan and Security Agreement is qualified in its entirety by reference to the text of the Loan and Security Agreement as attached to and filed with this Form 8-K as Exhibit 10.1.

Item 2.02.Results of Operations and Financial Condition.

On February 26, 2018,  AtriCure, Inc. issued a press release regarding its financial results for the fourth quarter and full year ended December 31, 2017.  The Company will hold a conference call on February 26, 2018 at 4:30 p.m. Eastern Time to discuss the financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

No.Description

10.1Loan and Security Agreement between Silicon Valley Bank and AtriCure, Inc., dated February 23, 2018

99.1Press Release dated February 26, 2018 relating to financial results for the fourth quarter and full year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated:	February 26, 2018	By:	/s/ M. Andrew Wade
M. Andrew Wade
Senior Vice President and Chief Financial Officer